4th Quarter Earnings Conference 1 January 9, 2014 [Alcoa logo] [Alcoa logo] Exhibit 99.2

Cautionary Statement

o[Alcoa logo]
Forward-Looking Statements
This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements. Forward-looking statements include those containing such words as “anticipates,” “estimates,” “expects,” “forecasts,” “intends,” “outlook,” “plans,” “projects,” “should,” “targets,” “will,” or other words of similar meaning. All statements that reflect Alcoa’s expectations, assumptions, or projections about the future other than statements of historical fact are forward-looking statements, including, without limitation, forecasts concerning global demand growth for aluminum, end-market conditions, supply/demand balances, and growth opportunities for aluminum in automotive, aerospace and other applications, trend projections, targeted financial results or operating performance, and statements about Alcoa’s strategies, outlook, and business and financial prospects.
Forward-looking statements are subject to a number of known and unknown risks, uncertainties, and other factors and are not guarantees of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements include: (a) material adverse changes in aluminum industry conditions, including global supply and demand conditions and fluctuations in London Metal Exchange-based prices and premiums, as applicable for primary aluminum, alumina, and other products, and fluctuations in indexed-based and spot prices for alumina; (b) deterioration in global economic and financial market conditions generally; (c) unfavorable changes in the markets served by Alcoa, including automotive and commercial transportation, aerospace, building and construction, distribution, packaging, defense, and industrial gas turbine; (d) the impact of changes in foreign currency exchange rates on costs and results, particularly the Australian dollar, Brazilian real, Canadian dollar, euro, and Norwegian kroner; (e) increases in energy costs, including electricity, natural gas, and fuel oil, or the unavailability or interruption of energy supplies; (f) increases in the costs of other raw materials, including calcined petroleum coke, caustic soda, and liquid pitch; (g) Alcoa’s inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations (including moving its alumina refining and aluminum smelting businesses down on the industry cost curves and increasing revenues in its Global Rolled Products and Engineered Products and Solutions segments) anticipated from its restructuring programs and productivity improvement, cash sustainability, and other initiatives; (h) Alcoa's inability to realize expected benefits, in each case as planned and by targeted completion dates, from sales of non-core assets, or from newly constructed, expanded, or acquired facilities, including facilities supplying auto sheet capacity or aluminum-lithium capacity, or from international joint ventures, including the joint venture in Saudi Arabia; (i) political, economic, and regulatory risks in the countries in which Alcoa operates or sells products, including unfavorable changes in laws and governmental policies, civil unrest, or other events beyond Alcoa’s control; (j) the outcome of contingencies, including legal proceedings, government investigations, and environmental remediation; (k) the business or financial condition of key customers, suppliers, and business partners; (l) adverse changes in tax rates or benefits; (m) adverse changes in discount rates or investment returns on pension assets; (n) the impact of cyber attacks and potential information technology or data security breaches; and (o) the other risk factors summarized in Alcoa's Form 10-K for the year ended December 31, 2012 and other reports filed with the Securities and Exchange Commission. Alcoa disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law.
Non-GAAP Financial Measures
Some of the information included in this presentation is derived from Alcoa’s consolidated financial information but is not presented in Alcoa’s financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation and on our website at
www.alcoa.com under the “Invest” section. Any reference during the discussion today to EBITDA means adjusted EBITDA, for which we have provided calculations and reconciliations in the Appendix and on our website.

Putting Legacy Matters behind us, continuing Transformation
Non-cash Goodwill write-down
($1.7B)
for
legacy acquisitions in smelting
Discrete Tax items
($361M)
Legacy Legal Matter
($243M)
Capital projects write-off
($13M)
Putting Legacy Matters behind us
Building out Value-Add Businesses & Lowering cost base of our Commodity Businesses
Today: Value-add businesses account for 57% of revenues and 80% of segment profits
Record Downstream results
(record
4th
quarter; ATOI up 20% YOY)
Lower cost position Upstream and nine consecutive quarters of improved performance
Improved Productivity across all segments
(2013 $1.1B);
Record Days Working Capital
(4 days lower = $240M)
Strengthening Balance Sheet
($1.4B cash on hand; $8.3B debt; $6.9B net debt, lowest year-end level since 2006)
Investing in the Future
(e.g. Automotive, Saudi Arabia JV, Al Lithium)
Annual Earnings increased
(excluding special items)
despite lower metal prices
Repositioning the Company in the face of Headwinds

o[Alcoa logo]
th

William Oplinger Executive Vice President and Chief Financial Officer 4 January 9, 2014 [Alcoa logo] [Alcoa logo]

Income Statement Summary See appendix for Adjusted Income reconciliation 5 o[Alcoa logo]

6 See appendix for Adjusted Income reconciliation Special Items o[Alcoa logo]

Market, volume, and cost headwinds lower earnings sequentially
7
See appendix for Adjusted Income reconciliation
Net Income excluding Special Items ($ Millions)
Market
-$26
Performance
-$6
Cost Headwinds
-$48
40
120
Currency
4
30
3Q 13 4Q 13
Cost
Increases
/ Other
38
Raw
Materials
3
Energy
13
Productivity
36
Price
/  Mix
10
Volume
32
LME
o[Alcoa logo]

See appendix for Free Cash Flow and Days Working Capital reconciliations
4
th
Quarter Cash Flow Overview
8
o[Alcoa logo]
($ Millions) 4Q12 3Q13 4Q13
Net Income (Loss)
$257 $44 ($2,310)
DD&A
$363 $348 $350
Change in Working Capital
$536 ($61) $522
Pension Contributions
($46) ($173) ($108)
Taxes / Other Adjustments
($177) $56 $2,466
Cash from Operations
$933 $214 $920
Dividends to Shareholders
($33) ($33) ($33)
Change in Debt
($692) ($5) ($14)
Contributions (Distributions) to Noncontrolling Interest
$15 ($53) ($29)
Other Financing Activities
($2) ($2) $11
Cash from Financing Activities
($712) ($93) ($65)
Capital Expenditures
($398) ($250) ($422)
Other Investing Activities
$605 ($54) ($3)
Cash from Investing Activities
$207 ($304) ($425)
4Q13 FCF
$498 million
$1.4 billion
of cash
4 Day DWC
reduction vs.
4Q 2012

th
Quarter 2013 Cash Flow Overview

Engineered Products & Solutions year-over-year ATOI increase of 20%
Any reference in our presentations to EBITDA means adjusted EBITDA, for which we have provided calculations and reconciliations in the appendix. See appendix for Adjusted EBITDA reconciliation.
* Prior period amounts have been revised to conform to the current period presentation. See appendix for additional information.
9
o[Alcoa logo]
$ Millions
Revenue up 4% year-over-year driven by strong share gains across all markets
Record 4Q ATOI and EBITDA margin
4Q EBITDA margin at
20.3%,up
2.3 percentage points year-over-year
Quarterly ATOI up 20% year-over-year to $168M driven by productivity and volume
Days working capital improved 3 days year-over-year
Aerospace strong, impacted by lower U.S. Defense spare parts demand
Gradual recovery in N.A. Non-Residential Construction continues;
European market decline is slowing
Stronger N.A. Heavy Duty Truck build rates offset by Europe
Softening Global Industrial Gas Turbine market
Productivity improvements continue
ATOI expected to be up 8%-10% sequentially
$ Millions 4Q 12 3Q 13 4Q 13
3
rd
Party Revenue
1,348 1,437 1,405
ATOI*
140 192 168
EBITDA Margin*
18.0% 22.5% 20.3%
4
th
Quarter Results
4
th
Quarter Business Highlights
1
st
Quarter Outlook 4
th
Quarter Performance Bridge
$168
4Q 13
-$5
Volume
-$6
Productivity
$12
3Q 13
-$25 $192
Cost Increase Price / Mix
4Q13 Actual and 1Q14 Outlook - EPS

See appendix for Adjusted EBITDA reconciliation.
* Prior period amounts have been revised to conform to the current period presentation. See appendix for additional information.
Unfavorable volume and cost impact Global Rolled Products results

o[Alcoa logo]

Strong Alumina performance offsets negative market impacts 11 o[Alcoa logo]

Continued Primary productivity gains offset sequential cost increases 12 o[Alcoa logo]

Robust demand continues, regional premiums responding 13 o[Alcoa logo]

2013 Full Year Results 14 o[Alcoa logo]

Earnings rise 36% year-over-year despite $273M of market headwinds

See appendix for Adjusted Income reconciliation
Net Income excluding Special Items ($ Millions)
Market
-$273
Performance
+$842
Cost Headwinds
-$474
357
262
Price
/  Mix
32
Volume
57
Currency
172
LME
445
2012 2013
Cost
Increases
/ Other
507
Raw
Materials
62
Energy
29
Productivity
+36%
753
o[Alcoa logo]

Continued strong productivity; $1.1 billion captured in 2013
GPP: Combined Alumina and Primary Metals segments; GRP: Global Rolled Products; EPS: Engineered Products and Solutions
*All figures are pretax and pre-minority interest.  2009/2010 represent net productivity; 2011-2013 represent gross productivity
16
268
356
742
2009
2,410
2013
1,117
12
481
2012
1,291
2011
1,099
2010
Year-over-year productivity* savings, $M and 2013 ideas by category
EPS (32%)
GRP (24%)
GPP (43%)
Other (1%)
Over $6.6B of
productivity
in 2009-2013
10,700
Asset Mgmt
Growth
Productivity
12,200
200
1,300
Current  number of
ideas in the system
o[Alcoa logo]

Achieved record low Days Working Capital See appendix for days working capital reconciliation 17 o[Alcoa logo]

Strengthened our balance sheet; lowest year-end net debt since 2006
See appendix for Net Debt-to-Capital reconciliation
* Excludes goodwill impairment and deferred tax valuation allowances recorded in fourth quarter 2013

o[Alcoa logo]

Executed against targets to achieve Positive FCF in a tough environment *Excludes goodwill impairment and deferred tax valuation allowances recorded in fourth quarter 2013 19 o[Alcoa logo]

2014 annual financial targets
The right actions drive growth and operational performance in 2014
Deliver
Operational
Performance
Drive Productivity Gains of $850M
Process productivity
Procurement savings
Overhead cost reductions
Invest in the
Future; Actively
Manage the
Base
Build Value-Add with Growth Capital of $500M
Invest in Saudi JV of $125M
Manage Sustaining Capital of $750M
Strengthen the
Balance Sheet
Generate Positive Free Cash Flow
Attain 30%-35% Debt-to-Capital

o[Alcoa logo]

Klaus Kleinfeld Chairman and Chief Executive Officer 21 January 9, 2014 [Alcoa logo] [Alcoa logo]

Source: Alcoa analysis
North America China Global Europe
7% to
8%
sales growth
2% to
3%
sales growth
4% to
6%
sales growth
8% to
12%
airfoil market
decline
6% to
10%
prod growth
8% to
12%
sales growth
7% to
9%
sales growth
2% to
3%
sales growth
2% to
3%
sales decline
-1% to
3%
prod flat/growth
6% to
10%
prod decline
2% to
5%
prod growth
1% to
2%
sales decline
Aerospace
Automotive
Heavy Truck &
Trailer
Beverage Can
Packaging
Commercial Building
and Construction
Industrial Gas
Turbine
1% to
5%
prod growth
-1% to
3%
prod flat/growth
3% to
4%
sales growth
1% to
4%
prod growth
-1% to
3%
prod flat/growth
2014 Market Conditions
Alcoa End Markets: Current Assessment of 2014 vs. 2013

o[Alcoa logo]

Repositioning working: Growing value-add and lowering cost base
CRU Cost Model, Alcoa Analysis.
Any reference in our presentations to EBITDA means adjusted EBITDA, for which we have provided calculations and reconciliations in the appendix

o[Alcoa logo]

Trucking Industry Needs…
…and Drives Growth for Alcoa wheels
No Mechanical or
Chemical Cleaning
Corrosion Resistant
Looks New Longer
58%
73%
Aluminum wheel innovation meets industry needs and drives value-add growth
Alcoa solutions for improved truck fuel efficiency and lowered maintenance cost drive Wheels sales growth
Regulatory Requirements
(1)
20% Fuel Efficiency Improvement
20% Lower Greenhouse Gas Emissions
Improved Competiveness
Operating Cost Reduction
Payload Increase
Alcoa wheel sales and growth (%)
LvL ONE ® - Introduced in 2009
Light Weight & Flexible: LvL ONE ®
Low Maintenance: Dura-Bright ®
Lightest Wheel at 45 lbs
(41% lighter than steel; 8% lighter than avg. Al)
6X Brighter than even aluminum
competition
Two sided polished finish
Allows use on
truck and trailer; reduces number of spare parts
…Alcoa Technology Offers Solutions…
Dura-Bright ® Oct’13: 10X Improved Corrosion
Other
LvL ONE®
Dura-Bright®
22%
CAGR
2009 2013
67%
of sales are
driven by proprietary
technology
(1) Greenhouse Gas Emissions and Fuel Efficiency Standards for Medium and Heavy Duty Engines and Vehicles - 2014 to 2018

o[Alcoa logo]

Capitalizing on historic Auto industry shift to lightweight vehicles
Sources:  Consumer Federation of America (CFA) survey April 2013; Ducker Worldwide
CAFE = Corporate Average Fuel Economy

o[Alcoa logo]

Smelter Rolling Mill Mine Refinery
Phase 1 Phase 2
Saudi Arabia JV construction progressing as planned; world’s lowest cost
77%
complete
190kmt production in 2013
550kmt production in 2014
At full capacity in 2014
Lowest cost smelter
2% point reduction on the
smelting cost curve
First hot coil in 4Q 2013
First auto
coil in 4Q 2014
First alumina 4Q 2014
Lowest cost refinery
2% point reduction on
the refining cost curve
On track to provide
bauxite in 2014
93%
complete
Saudi Arabia JV construction update
100%
complete
52%
complete

o[Alcoa logo]

Repositioning accelerates with new three-year targets
CRU Cost Model, Alcoa Analysis.
Any reference in our presentations to EBITDA means adjusted EBITDA, for which we have provided calculations and reconciliations in the appendix

o[Alcoa logo]

2014 annual financial targets
The right actions drive growth and operational performance in 2014
Deliver
Operational
Performance
Drive Productivity Gains of $850M
Process productivity
Procurement savings
Overhead cost reductions
Invest in the
Future; Actively
Manage the
Base
Build Value-Add with Growth Capital of $500M
Invest in Saudi JV of $125M
Manage Sustaining Capital of $750M
Strengthen the
Balance Sheet
Generate Positive Free Cash Flow
Attain 30%-35% Debt-to-Capital

o[Alcoa logo]

Repositioning gaining traction and creating value for the future
Alcoa Advantage
and
Disciplined Execution
drive
profitable growth
in
2014
Building out
the
value-add
businesses while
lowering cost base
in the commodity businesses
Putting
legacy
matters
behind us

o[Alcoa logo]

o[Alcoa logo]

Kelly Pasterick Director, Investor Relations Alcoa 390 Park Avenue New York, NY 10022-4608 Telephone: (212) 836-2674 www.alcoa.com Additional Information 31 o[Alcoa logo]

Annual Sensitivity Summary
Currency Annual Net Income Sensitivity
+/- $100/MT = +/- $240 million
LME Aluminum Annual Net Income Sensitivity
Australian $ +/- $11 million
per 0.01 change in USD / AUD
Brazilian $ +/- $  3 million
per 0.01 change in BRL / USD
Euro € +/- $  2 million
per 0.01 change in USD / EUR
Canadian $ +/- $  5 million
per 0.01 change in CAD / USD
Norwegian Kroner +/- $  5 million
per 0.10 change in NOK / USD

o[Alcoa logo]

Revenue Change by Market

0%
1%
(7%)
(6%)
(8%)
1%
(14%)
13%
(2%)
1%
4%
6%
2%
12%
(13%)
(8%)
(9%)
(17%)
4%
(14%)
18%
3%
6%
6%
7%
2%
12%
2%
15%
29%
Aerospace
Automotive
B&C
Comm. Transport
Industrial Products
IGT
Packaging
Distribution/Other
Alumina
Primary Metals
4Q’13 Third-Party Revenue
Sequential
Change
Year-Over-Year
Change
o[Alcoa logo]

Reconciliation of ATOI to Consolidated Net Income (Loss)
Attributable to Alcoa

(in millions)
4Q12 2012 1Q13 2Q13 3Q13 4Q13 2013
   Total segment ATOI* $     574  $  1,357  $     351  $     304  $     338  $     224  $  1,217
   Unallocated amounts (net of tax):
      Impact of LIFO 8 20 (2) 5 9 40 52
      Interest expense (78) (319) (75) (76) (70) (73) (294)
      Noncontrolling interests (15) 29 (21) 29 (20) (29) (41)
      Corporate expense (87) (282) (67) (71) (74) (72) (284)
      Impairment of goodwill – – – – – (1,731) (1,731)
      Restructuring and other charges (56) (75) (5) (211) (108) (283) (607)
      Other* (104) (539) (32) (99) (51) (415) (597)
   Consolidated net income (loss) attributable to
Alcoa $     242 $     191 $     149 $    (119) $       24 $ (2,339) $ (2,285)
* On January 1, 2013, management revised the inventory-costing method used by certain locations within the Global Rolled Products and
Engineered Products and Solutions segments, which affects the determination of the respective segment’s profitability measure, ATOI.
Management made the change in order to improve internal consistency and enhance industry comparability.  This revision does not impact the consolidated results of Alcoa.  Segment information for all prior periods presented was revised to reflect this change.
o[Alcoa logo]

Reconciliation of Adjusted Income 35 o[Alcoa logo]

Reconciliation of Alcoa Adjusted EBITDA o[Alcoa logo]

Reconciliation of Alumina Adjusted EBITDA 37 o[Alcoa logo]

Reconciliation of Primary Metals Adjusted EBITDA 38 o[Alcoa logo]

Reconciliation of Global Rolled Products Adjusted EBITDA 39 o[Alcoa logo]

Reconciliation of Engineered Products and Solutions
Adjusted EBITDA

($ in millions) 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 4Q12 3Q13 4Q13
After-tax operating
income (ATOI)*
$     126
$     161
$     276
$     382
$     423
$     522
$     311
$     419
$     537
$     612
$     726
$     140
$     192
$     168
Add:
Depreciation,
depletion, and
amortization
166
168
160
152
163
165
177
154
158
158
159
40
40
40
Equity loss
(income)
–
–
–
6
–
–
(2)
(2)
(1)
–
–
–
–
–
Income taxes*         57         70       120       164       184       215       138         198         258         297         348         71         91         79
Other*         11       106        (11)          (2)          (7)           2           1           –          (1)          (9)          (2)          (9)           –          (2)
Adjusted EBITDA* $     360 $     505 $     545 $      702 $     763 $     904 $     625 $     769 $     951 $  1,058 $  1,231 $     242 $     323 $     285
Third-party sales
$  3,905
$  4,283
$  4,773
$  5,428
$  5,834
$  6,199
$  4,689
$  4,584
$  5,345
$  5,525
$  5,733
$  1,348
$  1,437
$  1,405
Adjusted EBITDA
Margin*

9.2%

11.8%

11.4%

12.9%

13.1%

14.6%

13.3%

16.8%

17.8%

19.1%

21.5%

18.0%

22.5%

20.3%
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other nonoperating items.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.
* On January 1, 2013, management revised the inventory-costing method used by certain locations within the Engineered Products and Solutions segment, which affects the determination of the segment’s profitability measure, ATOI.
Management made the change in order to improve internal consistency and enhance industry comparability.  This revision does not impact the consolidated results of Alcoa.  Segment information for all prior periods presented was revised to reflect this change.
o[Alcoa logo]

Reconciliation of Free Cash Flow 41 o[Alcoa logo]

Reconciliation of Free Cash Flow, con’t 42 o[Alcoa logo]

Days Working Capital 43 o[Alcoa logo]

Reconciliation of Net Debt 44 o[Alcoa logo]

Reconciliation of Debt-to-Capital 45 o[Alcoa logo]

Composition of Upstream Production Costs
Refining Cost Structure
Smelting Cost Structure
1
Natural gas information corresponds to Point Comfort, as Australia is priced on a rolling 16 quarter average

o[Alcoa logo]

1.0
6.6
25.5
6.4
4.2
2.1
2.0
2.0
1.1
10%
1%
5%
3%
7%
8%
8%
4%
5%
6%
2014E
52.8 mmt
(1) Other includes Africa, E.Europe, Latin America ex Brazil, and Oceania
2014 Primary Aluminum Consumption (mmt), Annualized Growth (%)
China
Europe
North America
North Asia
India
SE Asia
MENA
Russia
Brazil
Other ¹
1.9
Source: Alcoa estimates, Brook Hunt, CRU, Harbor
2014 global aluminum demand growth outlook remains strong
2014 demand +7%
World ex China +4%

o[Alcoa logo]

48 Source: Alcoa analysis, Brook Hunt, CRU, CNIA, NBS, Chinese Customs Alumina moves to surplus in 2014; aluminum market balanced o[Alcoa logo]

Inventory is stable with LME cancelled warrants rising 49 o[Alcoa logo]

Regional premiums move higher 50 Source: Monthly average of daily prices - Platts Metals Week o[Alcoa logo]